SCHEDULE I-A

SCHEDULE OF GROUP I HOME EQUITY LOANS

A copy of this Schedule is maintained by the Trustee at the Corporate Trust Office and by the Servicer.

SCHEDULE I-B

SCHEDULE OF GROUP II HOME EQUITY LOANS

A copy of this Schedule is maintained by the Trustee at the Corporate Trust Office and by the Servicer.

SCHEDULE I-C

SCHEDULE OF GROUP III HOME EQUITY LOANS

A copy of this Schedule is maintained by the Trustee at the Corporate Trust Office and by the Servicer.

SCHEDULE I-D

RESERVED

SCHEDULE I-E

SELLER SCHEDULE OF HOME EQUITY LOANS

A copy of this Schedule is maintained by the Trustee at the Corporate Trust Office and by the Servicer.

SCHEDULE I-F

CONDUIT SCHEDULE OF HOME EQUITY LOANS

A copy of this Schedule is maintained by the Trustee at the Corporate Trust Office and by the Servicer.

SCHEDULE I-G
INVESTMENT INSTRUCTIONS TO TRUSTEE
Account	Eligible Investment
(1) Certificate Account	JPMorgan Prime Money Market Fund-Institutional Class
(2) Supplemental Interest Reserve Fund	JPMorgan Prime Money Market Fund-Institutional Class
(3) Cap Agreement Reserve Fund	JPMorgan Prime Money Market Fund-Institutional Class

EXHIBIT A-1

FORM OF CLASS AF-1 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AF-1

(2.980% (or 3.480% Certificate Rate for each Interest Period occurring after the date on which an affiliate of the Servicer first fails to exercise its clean-up call option), subject to the Group I Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AF-1-1		152314 LA 6 CUSIP
$126,900,000 Original Class AF-1 Certificate Principal Balance	September 23, 2004 Date	April 25, 2020 Final Scheduled Distribution Date

CEDE & CO.

Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AF-1 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AF-1 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class AF-1 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class AF-1 Certificates as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AF-1 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AF-1 Certificates.  The Percentage Interest of each Class AF-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AF-1 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AF-1 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AF-1 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AF-1 Certificates are exchangeable for new Class AF-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:

______________________________

Title:

______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:

______________________________

Title:

______________________________

EXHIBIT A-2

FORM OF CLASS AF-2 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AF-2

(3.350% (or 3.850% Certificate Rate for each Interest Period occurring after the date on which an affiliate of the Servicer first fails to exercise its clean-up call option), subject to the Group I Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AF-2-1		152314 LB 4 CUSIP
$33,300,000 Original Class AF-2 Certificate Principal Balance	September 23, 2004 Date	April 25, 2023 Final Scheduled Distribution Date

CEDE & CO.

Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B, and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AF-2 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AF-2 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class AF-2 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AF-2 (the “Class AF-2 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”),  Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”) and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004 the Owners of the Class AF-2 Certificates as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates, on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AF-2 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AF-2 Certificates.  The Percentage Interest of each Class AF-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AF-2 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AF-2 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AF-2 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AF-2 Certificates are exchangeable for new Class AF-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  _________________________________

Title: ________________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  __________________________

Title:  _________________________

EXHIBIT A-3

FORM OF CLASS AF-3 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AF-3

(3.860% (or 4.360% Certificate Rate for each Interest Period occurring after the date on which an affiliate of the Servicer first fails to exercise its clean-up call option), subject to the Group I Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AF-3-1		152314 LC 2 CUSIP
$64,900,000 Original Class AF-3 Certificate Principal Balance	September 23, 2004 Date	April 25, 2030 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AF-3 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AF-3 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class AF-3 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AF-3 (the “Class AF-3 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”),  Class MV-5 (the “Class MV-5 Certificates”),  Class MV-6 (the “Class MV-6 Certificates”),  Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).   The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class AF-3 Certificates as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AF-3 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AF-3 Certificates.  The Percentage Interest of each Class AF-3 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AF-3 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AF-3 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AF-3 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AF-3 Certificates are exchangeable for new Class AF-3 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  _______________________________

Title: ______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-4

FORM OF CLASS AF-4 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AF-4

(4.680% Certificate Rate (or 5.180% Certificate Rate for each Interest Period occurring after the date on which an affiliate of the Servicer first fails to exercise its clean-up call option), subject to the Group I Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AF-4-1		152314 LD 0 CUSIP
$26,000,000 Original Class AF-4 Certificate Principal Balance	September 23, 2004 Date	June 25, 2032 Final Scheduled Distribution Date

CEDE & CO.

Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AF-4 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AF-4 Certificates.  Therefore, the actual Outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004 (the first Distribution Date) be less than the original Certificate Principal Balance of the Class AF-4 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AF-4 (the “Class AF-4 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 Certificates (the “Class MV-5 Certificates”), Class MV-6 Certificates (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class AF-4 Certificates as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AF-4 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AF-4 Certificates.  The Percentage Interest of each Class AF-4 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AF-4 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AF-4 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AF-4 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AF-4 Certificates are exchangeable for new Class AF-4 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  __________________________

Title:  _________________________

EXHIBIT A-5

FORM OF CLASS AF-5 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AF-5

(5.350% Certificate Rate (or 5.850% Certificate Rate for each Interest Period occurring after the date on which an affiliate of the Servicer first fails to exercise its clean-up call option), subject to the Group I Net WAC Cap)

Representing Certain Interests Relating to two Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AF-5-1		152314 LE 8 CUSIP
$29,360,000 Original Class AF-5 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AF-5 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AF-5 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class AF-5 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AF-5 (the “Class AF-5 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class AF-5 Certificates as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AF-5 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AF-5 Certificates.  The Percentage Interest of each Class AF-5 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AF-5 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AF-5 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AF-5 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AF-5 Certificates are exchangeable for new Class AF-5 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title:________________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-6

FORM OF CLASS AF-6 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AF-6

(4.670% Certificate Rate (or 5.170% Certificate Rate for each Interest Period occurring after the date on which an affiliate of the Servicer first fails to exercise its clean-up call option), subject to the Group I Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AF-6-1		152314 LF 5 CUSIP
$27,700,000 Original Class AF-6 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AF-6 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AF-6 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class AF-6 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AF-6 (the “Class AF-6 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, Class AV-2 Certificates, the Class AV-3 Certificates, Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates,  the Class BF Certificates  and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class AF-6 Certificates as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AF-6 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AF-6 Certificates.  The Percentage Interest of each Class AF-6 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AF-6 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AF-6 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC II hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AF-6 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AF-6 Certificates are exchangeable for new Class AF-6 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-7

FORM OF CLASS AV-1 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AV-1
(Variable Certificate Rate)
(subject to the Group II Net WAC Cap)
Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AV-1		152314 LG 3 CUSIP
$99,000,000 Original Class AV-1 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AV-1 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AV-1 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class AV-1 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AV-1 (the “Class AV-1 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class AV-1 Certificates as of the close of business on the Business Day immediately preceding a Distribution Date, or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AV-1 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AV-1 Certificates.  The Percentage Interest of each Class AV-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AV-1 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AV-1 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AV-1 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AV-1 Certificates are exchangeable for new Class AV-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-8

FORM OF CLASS AV-2 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AV-2
(Variable Certificate Rate)
(subject to the Group III Net WAC Cap)
Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AV-2		152314 LH 1 CUSIP
$173,000,000 Original Class AV-2 Certificate Principal Balance	September 25, 2004 Date	September 25, 2034 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts;  (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AV-2 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AV-2 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class AV-2 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AV-2 (the “Class AV-2 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-2 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”),  Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”),  Class MV-4 (the “Class MV-4 Certificates”), Class BF (the “Class BF Certificates”), Class BV Certificates (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-3 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class AV-2 Certificates as of the close of business on the Business Day immediately preceding a Distribution Date, or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AV-2 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AV-2 Certificates.  The Percentage Interest of each Class AV-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AV-2 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AV-2 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AV-2 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AV-2 Certificates are exchangeable for new Class AV-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-9

FORM OF CLASS AV-3 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AV-3
(Variable Certificate Rate)
(subject to the Group III Net WAC Cap)
Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AV-3		152314 LJ 7 CUSIP
$115,000,000 Original Class AV-3 Certificate Principal Balance	September 23, 2004 Date	May 25, 2028 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts;  (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AV-3 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AV-3 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class AV-3 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AV-3 (the “Class AV-3 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”),  Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class AV-3 Certificates as of the close of business on the Business Day immediately preceding a Distribution Date, or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AV-3 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AV-3 Certificates.  The Percentage Interest of each Class AV-3 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AV-3 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AV-3 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AV-3 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AV-3 Certificates are exchangeable for new Class AV-3 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-10

FORM OF CLASS AV-4 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AV-4
(Variable Certificate Rate)
(subject to the Group III Net WAC Cap)
Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AV-4		152314 LK 4 CUSIP
$28,400,000 Original Class AV-4 Certificate Principal Balance	September 23, 2004 Date	November 25, 2031 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts;  (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AV-4 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AV-4 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class AV-4 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AV-4 (the “Class AV-4 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”),  Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class AV-4 Certificates as of the close of business on the Business Day immediately preceding a Distribution Date, or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AV-4 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AV-4 Certificates.  The Percentage Interest of each Class AV-4 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AV-4 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AV-4 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AV-4 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AV-4 Certificates are exchangeable for new Class AV-4 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-11

FORM OF CLASS AV-5 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS AV-5
(Variable Certificate Rate)
(subject to the Group III Net WAC Cap)
Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: AV-5		152314 LL 2 CUSIP
$30,100,000 Original Class AV-5 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date

CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts;  (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class AV-5 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class AV-5 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004 (the first Distribution Date), be less than the original Certificate Principal Balance of the Class AV-5 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class AV-5 (the “Class AV-5 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”),   Class MV-4 (the “Class MV-4 Certificates”),   Class MV-5 (the “Class MV-5 Certificates”),  Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class AV-5 Certificates as of the close of business on the Business Day immediately preceding a Distribution Date, or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class AV-5 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class AV-5 Certificates.  The Percentage Interest of each Class AV-5 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class AV-5 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class AV-5 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class AV-5 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class AV-5 Certificates are exchangeable for new Class AV-5 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-12

FORM OF CLASS MF-1 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS MF-1

(5.160% (or 5.660% Certificate Rate for each Interest Period occurring after the date on which an affiliate of the Servicer first fails to exercise its clean-up call option), subject to the Group I Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: MF-1-1		152314 LM 0 CUSIP
$19,800,000 Original Class MF-1 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class MF-1 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class MF-1 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class MF-1 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class MF-1 (the “Class MF-1 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-6 (the “Class MV-6 Certificates”),  Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificate, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class MF-1 Certificates as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class MF-1 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class MF-1 Certificates.  The Percentage Interest of each Class MF-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class MF-1 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class MF-1 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

 The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class MF-1 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class MF-1 Certificates are exchangeable for new Class MF-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-13

FORM OF CLASS MF-2 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS MF-2

(5.560% (or 6.060% Certificate Rate for each Interest Period occurring after the date on which an affiliate of the Servicer first fails to exercise its clean-up call option), subject to the Group I Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: MF-2-1		152314 LN 8 CUSIP
$14,940,000 Original Class MF-2 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class MF-2 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class MF-2 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class MF-2 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class MF-2 (the “Class MF-2 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-3 Certificates (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 Certificates (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 Certificates (the “Class MV-4 Certificates”), Class MV-5 Certificates (the “Class MV-5 Certificates”), Class MV-6 Certificates (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV Certificates (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class MF-2 Certificates as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class MF-2 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class MF-2 Certificates.  The Percentage Interest of each Class MF-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class MF-2 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class MF-2 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

 The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date.  If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class MF-2 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class MF-2 Certificates are exchangeable for new Class MF-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-14

FORM OF CLASS MF-3 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS MF-3

(5.760% (or 6.260% Certificate Rate for each Interest Period occurring after the date on which an affiliate of the Servicer first fails to exercise its clean-up call option), subject to the Group I Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: MF-3-1		152314 LP 3 CUSIP
$13,500,000 Original Class MF-3 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class MF-3 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class MF-3 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class MF-3 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class MF-3 (the “Class MF-3 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”),  Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class MF-1 Certificates as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class MF-3 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class MF-3 Certificates.  The Percentage Interest of each Class MF-3 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class MF-3 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class MF-3 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

 The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date.  If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class MF-3 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class MF-3 Certificates are exchangeable for new Class MF-3 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-15

FORM OF CLASS MV-1 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS MV-1
(Variable Certificate Rate)

(Subject to the Group II/III Subordinate Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: MV-1-1		152314 LQ 1 CUSIP
$43,200,000 Original Class MV-1 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class MV-1 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class MV-4 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class MV-1 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class MV-1 (the “Class MV-1 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class MV-1 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class MV-2 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class MV-1 Certificates.  The Percentage Interest of each Class MV-1 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class MV-1 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class MV-1 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

 The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date.  If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class MV-1 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class MV-1 Certificates are exchangeable for new Class MV-1 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-16

FORM OF CLASS MV-2 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS MV-2
(Variable Certificate Rate)

(Subject to the Group II/III Subordinate Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: MV-2-1		152314 LR 9 CUSIP
$10,800,000 Original Class MV-2 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class MV-2 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class MV-2 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class MV-2 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class MV-2 (the “Class MV-2 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class MV-2 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class MV-2 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class MV-2 Certificates.  The Percentage Interest of each Class MV-2 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class MV-2 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class MV-2 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

 The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date.  If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class MV-2 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class MV-2 Certificates are exchangeable for new Class MV-2 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-17

FORM OF CLASS MV-3 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS MV-3
(Variable Certificate Rate)

(Subject to the Group II/III Subordinate Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: MV-3-1		152314 LS 7 CUSIP
$8,370,000 Original Class MV-3 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class MV-3 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class MV-3 Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class MV-3 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class MV-3 (the “Class MV-3 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5 Certificates”), Class MV-6 (the “Class MV-6 Certificates”),  Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class MV-3 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class MV-3 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class MV-3 Certificates.  The Percentage Interest of each Class MV-3 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class MV-3 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class MV-3 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

 The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date.  If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class MV-3 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class MV-3 Certificates are exchangeable for new Class MV-3 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-18

FORM OF CLASS MV-4 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS MV-4
(Variable Certificate Rate)

(Subject to the Group II/III Subordinate Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: MV-4-1		152314 LT 5 CUSIP
$8,100,000 Original Class MV-4 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class MV-4 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class MV-4 Certificates. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class MV-4 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class MV-4 (the “Class MV-4 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), MV-5 (the “Class MV-5 Certificates”),  Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, Class BF Certificates and Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class MV-4 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class MV-4 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class MV-4 Certificates.  The Percentage Interest of each Class MV-4 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class MV-4 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class MV-4 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

 The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date.  If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class MV-4 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class MV-4 Certificates are exchangeable for new Class MV-4 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-19

FORM OF CLASS MV-5 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS MV-5
(Variable Certificate Rate)

(Subject to the Group II/III Subordinate Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: MV-5-1		152314 LU 2 CUSIP
$8,100,000 Original Class MV-5 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class MV-5 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class MV-5 Certificates. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class MV-5 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class MV-5 (the “Class MV-5 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), MV-4 (the “Class MV-4 Certificates”),  Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, Class BF Certificates and Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class MV-5 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class MV-5 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class MV-5 Certificates.  The Percentage Interest of each Class MV-5 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class MV-5 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class MV-5 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

 The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date.  If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class MV-5 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class MV-5 Certificates are exchangeable for new Class MV-5 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-20

FORM OF CLASS MV-6 CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS MV-6
(Variable Certificate Rate)

(Subject to the Group II/III Subordinate Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: MV-6-1		152314 LU 2 CUSIP
$8,100,000 Original Class MV-6 Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class MV-6 Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class MV-6 Certificates. Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class MV-6 Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class MV-6 (the “Class MV-6 Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), MV-4 (the “Class MV-4 Certificates”),  Class MV-5 (the “Class MV-5 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”), and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, Class BF Certificates and Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class MV-6 Certificates as of the close of business on the Business Day immediately preceding such Distribution Date or if Definitive Certificates have been issued, as of the close of business on the last Business Day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class MV-6 Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class MV-6 Certificates.  The Percentage Interest of each Class MV-6 Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class MV-6 Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class MV-6 Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

 The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date.  If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class MV-6 Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class MV-6 Certificates are exchangeable for new Class MV-6 Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-21

FORM OF CLASS BF CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS BF

(5.900% (or 6.400% Certificate Rate for each Interest Period occurring after the date on which an affiliate of the Servicer first fails to exercise its clean-up call option), subject to the Group I Net WAC Cap)

Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: BF-1		152314 LW 8 CUSIP
$3,600,000 Original Class BF Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class BF Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class BF Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class BF Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class BF (the “Class BF Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5  Certificates”), Class MV-6 (the “Class MV-6 Certificates”), Class BV (the “Class BV Certificates”), Class X-IO (the “Class X-IO Certificates”) and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class BF Certificates as of the close of business on the Business Day immediately preceding the Distribution Date (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class BF Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class BF Certificates.  The Percentage Interest of each Class BF Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class BF Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class BF Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class BF Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class BF Certificates are exchangeable for new Class BF Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT A-22

FORM OF CLASS BV CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS BV
(Variable Certificate Rate)

(Subject to the Group II/III Subordinate Net WAC Cap)
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

Unless this Certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation (“DTC”), to the Issuer (“Centex Home Equity Loan Trust 2004-D”) or its agent for registration of transfer, exchange, or payment and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

No: BV-1		152314 LX 6 CUSIP
$7,560,000 Original Class BV Certificate Principal Balance	September 23, 2004 Date	September 25, 2034 Final Scheduled Distribution Date
CEDE & CO.
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

The Owner hereof is entitled to principal payments on each Distribution Date, as hereinafter described, which will fully amortize such original Certificate Principal Balance of the Class BV Certificates over the period from the date of initial issuance of the Certificates to the Final Scheduled Distribution Date for the Class BV Certificates.  Therefore, the actual outstanding principal amount of this Certificate may, on any date subsequent to October 25, 2004  (the first Distribution Date), be less than the original Certificate Principal Balance of the Class BV Certificates set forth above.

Upon receiving the final distribution hereon, the Owner hereof is required to send this Certificate to the Trustee.  The Pooling and Servicing Agreement provides that, in any event, upon the making of the final distribution due on this Certificate, this Certificate shall be deemed canceled for all purposes under the Pooling and Servicing Agreement.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

THE PRINCIPAL OF THIS CERTIFICATE IS PAYABLE IN INSTALLMENTS.  THEREFORE, THE ACTUAL OUTSTANDING PRINCIPAL AMOUNT OF THIS CERTIFICATE MAY ON ANY DATE SUBSEQUENT TO OCTOBER 25, 2004 (THE FIRST DISTRIBUTION DATE) BE LESS THAN ITS ORIGINAL CERTIFICATE PRINCIPAL BALANCE.

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

IF THE RATING OF THIS CERTIFICATE IS BELOW INVESTMENT GRADE, NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class BV (the “Class BV Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the “Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class MV-5 (the “Class MV-5  Certificates”), Class MV-6 (the “Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class X-IO (the “Class X-IO Certificates”) and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class BF Certificates as of the close of business on the Business Day immediately preceding the Distribution Date (the “Record Date”) will be entitled to receive the Class Principal Distribution Amount relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Certificates having an aggregate original Certificate Principal Balance of at least $1,000,000 (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

Each Owner of record of a Class BV Certificate will be entitled to receive such Owner’s Percentage Interest in the amounts due on such Distribution Date to the Owners of the Class BV Certificates.  The Percentage Interest of each Class BV Certificate as of any date of determination will be equal to the percentage obtained by dividing the original Certificate Principal Balance of such Class BV Certificate on the Startup Day by the aggregate Certificate Principal Balance of the Class BV Certificates on the Startup Day.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans and amounts on deposit in the Certificate Account and the Principal and Interest Account (except as otherwise provided in the Pooling and Servicing Agreement), as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like Percentage Interest will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendments.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class BF Certificates are issuable only as registered Certificates in minimum denominations of $25,000 original Certificate Principal Balance and in integral multiples of $1,000 in excess of $25,000.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class BV Certificates are exchangeable for new Class BV Certificates of authorized denominations evidencing the same aggregate principal amount.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT B

FORM OF CLASS X-IO CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF A CLASS OF “REGULAR INTERESTS” IN A “REAL ESTATE MORTGAGE INVESTMENT CONDUIT” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO EMPLOYEE BENEFIT PLANS AND OTHER RETIREMENT ARRANGEMENTS).

TRANSFER OF THIS CLASS X-IO CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

CENTEX HOME EQUITY LOAN TRUST 2004-D
CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE
CLASS X-IO
(Regular Interest)
Representing Certain Interests Relating to three Pools of
Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This Certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC (the “Depositor”), Harwood Street Funding II, LLC (the “Conduit Seller”) or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (the “Seller” or the “Servicer”).  This Certificate represents a fractional ownership interest in the Group I, Group II and Group III Home Equity Loans and certain other property held by the Trust.)

No: X-IO-1
Date: September 23, 2004
Percentage Interest _____%
CHEC Residual, LLC
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement (as defined below) which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Depositor’s interest in any Property, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, inclusive of investment earnings thereon, whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class X-IO (the “Class X-IO Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-3 (the “Class AV-3 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the Class MV-1 Certificates”), Class MV-2 (the “Class MV-2 Certificates”), Class MV-3 (the Class MV-3 Certificates”), Class MV-4 (the “Class MV-4 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”) and Class R (the “Class R Certificates”).  The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, the Owners of the Class X-IO Certificates as of the close of business on the Business Day immediately preceding such Distribution Date (the “Record Date”) will be entitled to receive the amount distributable pursuant to Section 7.03(b) D.26 of the Pooling and Servicing Agreement relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Class X-IO Certificates having an aggregate Percentage Interest of at least 10% (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC, or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like aggregate fractional undivided interest in the Trust Estate will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, and the Servicer at any time and from time to time, without the consent of the Owners; provided, that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendment.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class X-IO Certificates are issuable only as registered Certificates.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class X-IO Certificates are exchangeable for new Class X-IO Certificates evidencing the same Percentage Interest as the Class X-IO Certificates exchanged.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT C

FORM OF CLASS R CERTIFICATE

SOLELY FOR FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE REPRESENTS OWNERSHIP OF EACH OF THE SOLE CLASSES OF “RESIDUAL INTERESTS” IN TWO “REAL ESTATE MORTGAGE INVESTMENT CONDUITS” (“REMIC”) AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTION 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), ASSUMING COMPLIANCE WITH THE REMIC PROVISIONS OF THE CODE.

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “ACT”).  ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY BE MADE ONLY IN A TRANSACTION EXEMPT FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08 OF THE POOLING AND SERVICING AGREEMENT REFERRED TO HEREIN (INCLUDING, BUT NOT LIMITED TO, THOSE RELATING TO EMPLOYEE BENEFIT PLANS AND OTHER RETIREMENT ARRANGEMENTS).

TRANSFER OF THIS CLASS R CERTIFICATE IS RESTRICTED AS SET FORTH IN THE POOLING AND SERVICING AGREEMENT.  NO TRANSFER OF THIS CLASS R CERTIFICATE MAY BE MADE TO A “DISQUALIFIED ORGANIZATION” AS DEFINED IN SECTION 860E(e)(5) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”).  SUCH TERM INCLUDES THE UNITED STATES, ANY STATE OR POLITICAL SUBDIVISION THEREOF, ANY FOREIGN GOVERNMENT, ANY INTERNATIONAL ORGANIZATION, ANY AGENCY OR INSTRUMENTALITY OF ANY OF THE FOREGOING (OTHER THAN CERTAIN TAXABLE INSTRUMENTALITIES), ANY COOPERATIVE ORGANIZATION FURNISHING ELECTRIC ENERGY OR PROVIDING TELEPHONE SERVICE TO PERSONS IN RURAL AREAS, OR ANY ORGANIZATION (OTHER THAN A FARMER’S COOPERATIVE) THAT IS EXEMPT FROM FEDERAL INCOME TAX UNLESS SUCH ORGANIZATION IS SUBJECT TO THE TAX ON UNRELATED BUSINESS INCOME.  NO TRANSFER OF THIS CLASS R CERTIFICATE WILL BE REGISTERED BY THE CERTIFICATE REGISTRAR UNLESS THE PROPOSED TRANSFEREE HAS DELIVERED AN AFFIDAVIT AFFIRMING, AMONG OTHER THINGS, THAT THE PROPOSED TRANSFEREE IS NOT A DISQUALIFIED ORGANIZATION AND IS NOT ACQUIRING THE CLASS R CERTIFICATE FOR THE ACCOUNT OF A DISQUALIFIED ORGANIZATION.  A COPY OF THE FORM OF AFFIDAVIT REQUIRED OF EACH PROPOSED TRANSFEREE IS ON FILE AND AVAILABLE FROM THE TRUSTEE.

A TRANSFER IN VIOLATION OF THE APPLICABLE RESTRICTIONS MAY GIVE RISE TO A SUBSTANTIAL TAX UPON THE TRANSFEROR OR, IN CERTAIN CASES, UPON AN AGENT ACTING FOR THE TRANSFEREE.  A PASS-THROUGH ENTITY THAT HOLDS THIS CLASS R CERTIFICATE AND THAT HAS A DISQUALIFIED ORGANIZATION AS A RECORD OWNER IN ANY TAXABLE YEAR GENERALLY WILL BE SUBJECT TO A TAX FOR EACH SUCH YEAR EQUAL TO THE PRODUCT OF (A) THE AMOUNT OF EXCESS INCLUSIONS WITH RESPECT TO THE PORTION OF THIS CERTIFICATE OWNED THROUGH SUCH PASS-THROUGH ENTITY BY SUCH DISQUALIFIED ORGANIZATION, AND (B) THE HIGHEST MARGINAL FEDERAL TAX RATE ON CORPORATIONS.  FOR PURPOSES OF THE PRECEDING SENTENCE, THE TERM “PASS-THROUGH” ENTITY INCLUDES REGULATED INVESTMENT COMPANIES, REAL ESTATE INVESTMENT TRUSTS, COMMON TRUST FUNDS, PARTNERSHIPS, TRUSTS, ESTATES, COOPERATIVES TO WHICH PART I OF SUBCHAPTER 1T OF THE CODE APPLIES AND, EXCEPT AS PROVIDED IN REGULATIONS, NOMINEES.

NEITHER THIS CERTIFICATE NOR THE UNDERLYING HOME EQUITY LOANS ARE INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE GOVERNMENT NATIONAL MORTGAGE ASSOCIATION OR ANY OTHER GOVERNMENTAL AGENCY.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER (i) A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN OR OTHER RETIREMENT ARRANGEMENT SUBJECT TO SECTION 406 OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR TO SECTION 4975 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (“PLAN”) (ii) IF THIS CERTIFICATE HAS BEEN THE SUBJECT OF AN ERISA-QUALIFYING UNDERWRITING (AS DEFINED IN THE AGREEMENT), A REPRESENTATION LETTER THAT THE PURCHASER IS AN INSURANCE COMPANY WHICH IS PURCHASING SUCH CERTIFICATE WITH FUNDS CONTAINED IN AN “INSURANCE COMPANY GENERAL ACCOUNT” (AS SUCH TERM IS DEFINED IN SECTION V(e) OF PROHIBITED TRANSACTION CLASS EXEMPTION 95-60 (“PTCE 95-60”)) AND THE PURCHASE AND HOLDING OF SUCH CERTIFICATE ARE COVERED UNDER SECTIONS I AND III OF PTCE 95-60 OR (iii) AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF SECTION 5.08(c) OF THE AGREEMENT REFERRED TO HEREIN.  NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY REPRESENTATIONS REQUIRED HEREIN SHALL BE DEEMED MADE BY THE OWNER OF A BOOK-ENTRY CERTIFICATE; ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF A PLAN WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

THIS CLASS R CERTIFICATE REPRESENTS A RESIDUAL INTEREST IN EACH OF SUBSIDIARY REMIC AND THE MASTER REMIC FOR FEDERAL INCOME TAX PURPOSES.

CENTEX HOME EQUITY LOAN TRUST 2004-D CENTEX HOME EQUITY LOAN ASSET-BACKED CERTIFICATE CLASS R (Residual Interest)
Representing Certain Interests Relating to three Pools of Home Equity Loans Sold and Serviced by
CENTEX HOME EQUITY COMPANY, LLC

(This certificate does not represent an interest in, or an obligation of, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation.  This Certificate represents a fractional ownership interest in the Trust Estate as defined below.)

No: R-__
Date: September 23, 2004
Percentage Interest _____%
CHEC Residual, LLC
Registered Owner

The registered Owner named above is the registered beneficial Owner of such Owner’s fractional interest in (a) the Home Equity Loans listed in Schedule I-A, Schedule I-B and Schedule I-C to the Pooling and Servicing Agreement which the Seller and the Conduit Seller are causing to be delivered to the Depositor and the Depositor is causing to be delivered to the Trustee, together with the related Home Equity Loan documents and the Seller’s interest in any Property which secured a Home Equity Loan but which has been acquired by foreclosure or deed in lieu of foreclosure, and all payments thereon and proceeds of the conversion, voluntary or involuntary, of the foregoing; (b) such amounts as may be held by the Trustee in the Certificate Account, together with investment earnings on such amounts, and such amounts as may be held in the name of the Trustee in the Principal and Interest Account, if any, exclusive of investment earnings thereon (except as otherwise provided in the Pooling and Servicing Agreement), whether in the form of cash, instruments, securities or other properties (including any Eligible Investments held by the Servicer); (c) any Cap Agreement Proceeds received by the Trustee on the Cap Agreements and such amounts as maybe held by the Trustee in the Cap Agreement Reserve Fund, excluding any investment earnings on such amounts; (d) such amounts as may be held by the Trustee in the Supplemental Interest Reserve Fund together with investment earnings on such amounts; and (e) proceeds of all the foregoing (including, but not by way of limitation, all proceeds of any mortgage insurance, flood insurance, hazard insurance and title insurance policy relating to the Home Equity Loans, cash proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part of or are included in the proceeds of any of the foregoing) to pay the Certificates, in each case, as specified in the Pooling and Servicing Agreement ((a) - (e) above shall be collectively referred to herein as the “Trust Estate”).

THIS CERTIFICATE IS AN ASSET-BACKED CERTIFICATE ONLY AND, NOTWITHSTANDING REFERENCES HEREIN TO PRINCIPAL AND INTEREST, NO DEBT OF ANY PERSON IS REPRESENTED HEREBY.

This Certificate is one of a Class of duly-authorized Certificates designated as Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Class R (the “Class R Certificates”) and issued under and subject to the terms, provisions and conditions of that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) by and among Centex Home Equity Company, LLC, in its capacity as a seller (the “Seller”) and as the servicer (the “Servicer”), CHEC Funding, LLC, in its capacity as depositor (the “Depositor”), Harwood Street Funding II, LLC, as conduit seller (the “Conduit Seller”) and JPMorgan Chase Bank, in its capacity as the trustee (the “Trustee”), to which Pooling and Servicing Agreement the Owner of this Certificate by virtue of acceptance hereof assents and by which such Owner is bound.  Also issued under the Pooling and Servicing Agreement are Certificates designated as Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1 (the “Class AF-1 Certificates”), Class AF-2 (the “Class AF-2 Certificates”), Class AF-3 (the “Class AF-3 Certificates”), Class AF-4 (the “Class AF-4 Certificates”), Class AF-5 (the “Class AF-5 Certificates”), Class AF-6 (the “Class AF-6 Certificates”), Class AV-1 (the “Class AV-1 Certificates”), Class AV-2 (the “Class AV-2 Certificates”), Class AV-4 (the “Class AV-4 Certificates”), Class AV-5 (the “Class AV-5 Certificates”), Class AV-6 (the “Class AV-6 Certificates”), Class MF-1 (the “Class MF-1 Certificates”), Class MF-2 (the Class MF-2 Certificates”), Class MF-3 (the “Class MF-3 Certificates”), Class MV-1 (the “Class MV-1 Certificates”), Class MV-2 (the Class MV-2 Certificates”), Class MV-3 (the “Class MV-3 Certificates”), Class MV-4 (the Class MV-4 Certificates”), Class MV-5 (the Class MV-5 Certificates”), Class MV-6 (the Class MV-6 Certificates”), Class BF (the “Class BF Certificates”), Class BV (the “Class BV Certificates”) and Class X-IO (the “Class X-IO Certificates”). The Class AF-1 Certificates, the Class AF-2 Certificates, the Class AF-3 Certificates, the Class AF-4 Certificates, the Class AF-5 Certificates, the Class AF-6 Certificates, the Class AV-1 Certificates, the Class AV-2 Certificates, the Class AV-3 Certificates, the Class AV-4 Certificates, the Class AV-5 Certificates, the Class MF-1 Certificates, the Class MF-2 Certificates, the Class MF-3 Certificates, the Class MV-1 Certificates, the Class MV-2 Certificates, the Class MV-3 Certificates, the Class MV-4 Certificates, the Class MV-5 Certificates, the Class MV-6 Certificates, the Class BF Certificates and the Class BV Certificates shall be together referred to as the “Offered Certificates” and the Offered Certificates, the Class X-IO Certificates and the Class R Certificates are together referred to herein as the “Certificates.”  Terms capitalized herein and not otherwise defined herein shall have the respective meanings set forth in the Pooling and Servicing Agreement.

On the 25th day of each month, or, if such day is not a Business Day, then the next succeeding Business Day (each such day being a “Distribution Date”) commencing October 25, 2004, each owner of a Class R Certificate as of the close of business on the last day of the calendar month immediately preceding the calendar month in which a Distribution Date occurs (the “Record Date”) will be entitled to receive the amounts distributable pursuant to Section 7.03(b) D.23 of the Pooling and Servicing Agreement, relating to such Certificates on such Distribution Date.  Distributions will be made in immediately available funds to Owners of Class R Certificates having an aggregate Percentage Interest of at least 10% (by wire transfer or otherwise) to the account of an Owner at a domestic bank or other entity having appropriate facilities therefor, if such Owner has so notified the Trustee, or by check mailed to the address of the person entitled thereto as it appears on the Register.

The Trustee or any duly-appointed Paying Agent will duly and punctually pay distributions with respect to this Certificate in accordance with the terms hereof and the Pooling and Servicing Agreement.  Amounts properly withheld under the Code by any Person from a distribution to any Owner shall be considered as having been paid by the Trustee to such Owner for all purposes of the Pooling and Servicing Agreement.

The Home Equity Loans will be serviced by the Servicer pursuant to the Pooling and Servicing Agreement.  The Pooling and Servicing Agreement permits the Servicer to enter into Sub-Servicing Agreements with certain institutions eligible for appointment as Sub-Servicers for the servicing and administration of certain Home Equity Loans.  No appointment of any Sub-Servicer shall release the Servicer from any of its obligations under the Pooling and Servicing Agreement.

This Certificate does not represent a deposit or other obligation of, or an interest in, nor are the underlying Home Equity Loans insured or guaranteed by, CHEC Funding, LLC, Harwood Street Funding II, LLC or Centex Home Equity Company, LLC or any of their Affiliates.  This Certificate is limited in right of payment to certain collections and recoveries relating to the Home Equity Loans, all as more specifically set forth hereinabove and in the Pooling and Servicing Agreement.

No Owner shall have any right to institute any proceeding, judicial or otherwise, with respect to the Pooling and Servicing Agreement, or for the appointment of a receiver or trustee, or for any other remedy under the Pooling and Servicing Agreement except in compliance with the terms thereof.

Notwithstanding any other provisions in the Pooling and Servicing Agreement, the Owner of any Certificate shall have the right which is absolute and unconditional to receive distributions to the extent provided in the Pooling and Servicing Agreement with respect to such Certificate or to institute suit for the enforcement of any such distribution, and such right shall not be impaired without the consent of such Owner.

The Pooling and Servicing Agreement provides that the obligations created thereby will terminate upon the payment to the Owners of all Certificates of all amounts held by the Trustee and required to be paid to such Owners pursuant to the Pooling and Servicing Agreement.

The Pooling and Servicing Agreement additionally provides that the Owner of the Class X-IO Certificates may, at its option, purchase from the Trust all remaining Home Equity Loans and other property then constituting the Trust Estate, and thereby effect early retirement of the Certificates, on any Distribution Date on or after the Clean-Up Call Date. If the Owner of the Class X-IO Certificates does not exercise this optional purchase on the Clean-Up Call Date, then (i) on the next Distribution Date, the Trustee will begin an auction process to sell the Home Equity Loans and (ii) on the third Distribution Date following such date and on each Distribution Date thereafter, the amounts that otherwise would have been payable to the Class X-IO Certificates will be paid to the Offered Certificates as an additional principal distribution amount.  In addition, under certain circumstances relating to the qualification of any REMIC hereunder as a REMIC under the Code, the Home Equity Loans may be sold, thereby effecting the early retirement of the Certificates.

The Class R Certificates evidence ownership in the “residual interest” in each of the REMICs hereunder.  The registered Owner of a Class R Certificate will be entitled to separate such Certificate into such component parts.  The Trustee shall, upon delivery to it of this Class R Certificate and a written request of the registered Owner thereof to separate such Certificate into its component parts, issued to such registered Owner in exchange for such Class R Certificate (i) a separately transferable, certified and fully registered security (a “Class LT-R Certificate”) that will, from the date of its issuance, represent the Owner’s Percentage Interest in the residual interest in the Subsidiary REMIC and (ii) a separately transferable, certified and fully registered security (a “Class R-1 Certificate”) that will, from the date of its issuance, represent the Owner’s Percentage Interest in the residual interest in the Master REMIC.  The Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with such exchange of this Class R Certificate.

The Trustee shall give written notice of termination of the Pooling and Servicing Agreement to each Owner in the manner set forth therein.

The Owners of the majority of the Percentage Interests represented by the Offered Certificates have the right to exercise any trust or power set forth in Section 6.11 of the Pooling and Servicing Agreement.

As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth and referred to on the face hereof, the transfer of this Certificate is registrable in the Register upon surrender of this Certificate for registration of transfer at the office designated as the location of the Register duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Registrar duly executed by, the Owner hereof or his attorney duly authorized in writing, and thereupon one or more new Certificates of the like Class, tenor and a like aggregate fractional undivided interest in the Trust Estate will be issued to the designated transferee or transferees.

The Pooling and Servicing Agreement permits, with certain exceptions as therein provided, the amendment thereof and the modifications of rights and obligations of the parties provided therein by the Depositor, the Trustee, the Seller and the Servicer at any time and from time to time, without the consent of the Owners; provided, that in certain other circumstances provided for in the Pooling and Servicing Agreement such consent of the Owners will be required prior to amendment.  Any such consent by the Owner of this Certificate shall be conclusive and binding upon such Owner and upon all future Owners of the Certificate and of any Certificate issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Certificate.

The Trustee is required to furnish certain information on each Distribution Date to the Owner of this Certificate, as more fully described in the Pooling and Servicing Agreement.

The Class R Certificates are issuable only as registered Certificates.  As provided in the Pooling and Servicing Agreement and subject to certain limitations therein set forth, Class R Certificates are exchangeable for new Class R Certificates evidencing the same Percentage Interest as the Class R Certificates exchanged.

No service charge will be made for any such registration of transfer or exchange, but the Registrar or Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

The Trustee and any agent of the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Trustee nor any such agent shall be affected by notice to the contrary.

IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed on behalf of the Trust.

JPMORGAN CHASE BANK,
as Trustee

By:  ________________________________

Title: _______________________________

Trustee Authentication

JPMORGAN CHASE BANK,
as Trustee

By:  ____________________________

Title:  ___________________________

EXHIBIT D
FORM OF CERTIFICATE RE: HOME EQUITY LOANS PREPAID IN FULL AFTER CUT-OFF DATE
CERTIFICATE RE: PREPAID LOANS

I, __________________________, ______________________ of Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation (“Centex”), hereby certify that between the “Cut-Off Date” (as defined in the Pooling and Servicing Agreement dated as of September 1, 2004 among CHEC Funding, LLC, as depositor, Centex, as a seller and servicer, Harwood Street Funding II, LLC, as a seller, and JPMorgan Chase Bank, as trustee) and the “Startup Day,” the following schedule of “Home Equity Loans” (each as defined in the Pooling and Servicing Agreement) have been prepaid in full.

Account Number	Name	Original Amount	Current Balance	Date Paid Off

Dated: September 23, 2004

By:

_________________________

Title:

_________________________

EXHIBIT E-1

FORM OF TRUSTEE’S RECEIPT
TRUSTEE’S ACKNOWLEDGMENT OF RECEIPT

Reference is made to that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) among CHEC Funding, LLC, as depositor, Harwood Street Funding II, LLC, as a seller, Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation, as a seller and servicer, and JPMorgan Chase Bank, as trustee (the “Trustee”).  Capitalized terms used herein but not defined herein have the meaning assigned to them in the Pooling and Servicing Agreement.

The Trustee hereby acknowledges the receipt of the sum of $___________, representing the net proceeds disbursed from the Underwriters.

Dated: September 23, 2004

JPMORGAN CHASE BANK
as Trustee

By:________________________________

Name:

Title:

EXHIBIT E-2

FORM OF CUSTODIAN’S ACKNOWLEDGMENT OF RECEIPT
CUSTODIAN’S ACKNOWLEDGMENT OF RECEIPT

J.P. Morgan Trust Company, National Association, in its capacity as custodian (the “Custodian”) under the Custodial Agreement dated as of September 1, 2004, among the Custodian and JPMorgan Chase Bank, in its capacity as trustee (the “Trustee”) under that certain Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) among CHEC Funding, LLC, as depositor (the “Depositor”), Harwood Street Funding II, LLC, as a seller, Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation, as seller and servicer (“Centex”), and the Trustee, as trustee, hereby acknowledges receipt (subject to review as required by Section 3.06(a) of the Pooling and Servicing Agreement) of the items delivered to it by Centex with respect to the Home Equity Loans pursuant to Section 3.05(b)(i) of the Pooling and Servicing Agreement.

The Schedule of Home Equity Loans is attached to this receipt as Schedule I.

The Custodian hereby additionally acknowledges that it shall review such items as required by Section 3.06(a) of the Pooling and Servicing Agreement and shall otherwise comply with Section 3.06(b) and 3.06(c) of the Pooling and Servicing Agreement as required thereby.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION
as Custodian

By:_________________________________

Name:

Title:

Dated: September 23, 2004

EXHIBIT E-3

FORM OF DELAYED DELIVERY CERTIFICATION

[DATE]

[Depositor]

[Servicer]

Re:

Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) among CHEC Funding, LLC, as Depositor, Centex Home Equity Company, LLC, as a Seller and Servicer, Harwood Street Funding II, LLC, as a Seller and JPMorgan Chase Bank, as Trustee, Centex Home Equity Loan Asset-Backed Certificates, Series 2004-D

Gentlemen:

[Reference is made to the Pool Certification of the Custodian on behalf of the Trustee relating to the above-referenced series, with the schedule of exceptions attached thereto, delivered by the undersigned, as the Custodian on behalf of the Trustee, on the Startup Day in accordance with Section 3.06 of the above-captioned Pooling and Servicing Agreement.]  The undersigned hereby certifies that as to each Delayed Delivery Home Equity Loan listed on the Schedule A attached hereto (other than any Home Equity Loans paid in full or listed on Schedule B attached hereto) it has received:

1.

The original Note, endorsed by the applicable Seller or the originator of such Home Equity Loan, without recourse in the following form:  “Pay to the order of ________________ without recourse”, with all intervening endorsements that show a complete chain of endorsement from the originator to the applicable Seller, or, if the original Note has been lost or destroyed and not replaced, an original lost note affidavit from the Seller, stating that the original Note was lost or destroyed, together with a copy of the related Note;

2.

In the case of each Home Equity Loan, a duly executed assignment of the Mortgage to “JPMorgan Chase Bank, as trustee under the Pooling and Servicing Agreement dated as of September 1, 2004, without recourse”.

Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Home Equity Loans.

The Custodian on behalf of the Trustee has made no independent examination of any documents contained in each File beyond the review specifically required in the above-referenced Pooling and Servicing Agreement.  The Custodian on behalf of the Trustee makes no representations as to (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each File of any of the Home Equity Loans identified on the [Home Equity Loan Schedule][Loan Number and Borrower Identification Home Equity Loan Schedule] or (ii) the collectibility, insurability, effectiveness or suitability of any such Home Equity Loans.

Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Pooling and Servicing Agreement.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
as Custodian

By:__________________________________

Name:

Title:

EXHIBIT F

FORM OF POOL CERTIFICATION
POOL CERTIFICATION

WHEREAS, the undersigned is an Authorized Officer of J.P. Morgan Trust Company, National Association, in its capacity as custodian (the “Custodian”) under the Custodial Agreement dated September 1, 2004, between the Custodian and JPMorgan Chase Bank, acting in its capacity as trustee (the “Trustee”) of a certain pool of home equity loans heretofore conveyed in trust to the Trustee, pursuant to that certain Pooling and Servicing Agreement dated as of September 1, 2004, (the “Pooling and Servicing Agreement”) among CHEC Funding, LLC, as depositor, Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation, as a seller and servicer, Harwood Street Funding II, LLC, as a seller, and the Trustee, as trustee; and

WHEREAS, the Custodian is required, pursuant to Section 3.06(a) of the Pooling and Servicing Agreement, to review the Files relating to the Home Equity Loans within a specified period following the Startup Day and to notify the Seller promptly of any defects with respect to the Home Equity Loans, and the Seller is required to remedy such defects or take certain other action, all as set forth in Section 3.06(b) of the Pooling and Servicing Agreement; and

WHEREAS, Section 3.06(a) of the Pooling and Servicing Agreement requires the Custodian to deliver this Pool Certification upon the satisfaction of certain conditions set forth therein.

NOW, THEREFORE, the Custodian hereby certifies that it has determined that all required documents (or certified copies of documents listed in Section 3.05 of the Pooling and Servicing Agreement) have been executed or received, and that such documents relate to the Home Equity Loans identified in the Schedule of Home Equity Loans pursuant to Section 3.06(a) of the Pooling and Servicing Agreement or, in the event that such documents have not been executed and received or do not so relate to such Home Equity Loans, any remedial action by the Seller pursuant to Section 3.06(b) of the Pooling and Servicing Agreement has been completed. The Custodian makes no certification hereby, however, with respect to any intervening assignments or assumption and modification agreements.

          Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Pooling and Servicing Agreement.

J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION,
as Custodian

By:_______________________________

Name:

Title:

Dated:  _______________, 2004

EXHIBIT G

FORM OF DELIVERY ORDER
DELIVERY ORDER

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004
Attention:  Centex Home Equity Loan Trust 2004-D

Dear Sirs:

Pursuant to Section 4.01 of the Pooling and Servicing Agreement, dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) among CHEC Funding, LLC, as depositor (the “Depositor”), Centex Home Equity Company, LLC, a Delaware limited liability company, formerly Centex Credit Corporation, a Nevada corporation, as a seller and servicer, Harwood Street Funding II, LLC, as a seller, and JPMorgan Chase Bank, as trustee (the “Trustee”), THE DEPOSITOR HEREBY CERTIFIES that all conditions precedent to the issuance of the Centex Home Equity Loan Trust 2004-D Home Equity Loan Asset-Backed Certificates, Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-5, Class AF-6, Class MF-1, Class MF-2, Class MF-3, Class MV-1, Class MV-2, Class MV-3, Class MV-4, Class MV-5, Class MV-6, Class AV-1, Class AV-2, Class AV-3, Class AV-4, Class AV-5, Class BF, Class BV, Class X-IO and Class R (the “Certificates”), HAVE BEEN SATISFIED, and HEREBY REQUESTS YOU TO AUTHENTICATE AND DELIVER said Certificates, and to RELEASE said Certificates to the owners thereof, or otherwise upon their order. Instructions regarding the registration of the Certificates are attached hereto.

Very truly yours,

CHEC FUNDING, LLC

By:

__________________________

Title:

__________________________

Dated:  September 23, 2004

EXHIBIT H

FORM OF CLASS R TAX MATTERS TRANSFER CERTIFICATE
AFFIDAVIT PURSUANT TO SECTION 860E(e) OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED

STATE OF )
:	ss.:
COUNTY OF )

[NAME OF OFFICER], being first duly sworn, deposes and says:

That he is [Title of Officer] of [Name of Investor] (the “Investor”), a [savings institution] [corporation] duly organized and existing under the laws of [the State of _________] [the United States], on behalf of which he makes this affidavit.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated September 1, 2004, among CHEC Funding, LLC, as depositor, Centex Home Equity Company, LLC, as Seller and Servicer, Harwood Street Funding II, LLC, as Conduit Seller, and JPMorgan Chase Bank, as Trustee.

1.

That (i) the Investor is not a “disqualified organization” and will not be a “disqualified organization” as of [date of transfer] (For this purpose, a “disqualified organization” means the United States, any state or political subdivision thereof, any foreign government, any international organization, any agency or instrumentality of any of the foregoing (other than certain taxable instrumentalities), any cooperative organization furnishing electric energy or providing telephone service to persons in rural areas, or any organization (other than a farmers’ cooperative) that is exempt from federal income tax unless such organization is subject to the tax on unrelated business income.); (ii) it is not acquiring the Class R Certificate for the account of a disqualified organization; (iii) it consents to any amendment of the Pooling and Servicing Agreement that shall be deemed necessary by the Trustee (upon advice of counsel) to constitute a reasonable arrangement to ensure that the Class R Certificates will not be owned directly or indirectly by a disqualified organization; and (iv) it will not transfer such Class R Certificate unless (a) it has received from the transferee an affidavit in substantially the same form as this affidavit containing these same four representations and (b) as of the time of the transfer, it does not have actual knowledge that such affidavit is false.

2.

That the Investor is aware (i) of the tax that would be imposed on transfers of the Class R Certificates to a disqualified organization; (ii) that such tax would be on the transferor, or, if such transfer is through an agent (which person includes a broker, nominee or middle-man) for a disqualified organization, on the agent; (iii) that the person otherwise liable for the tax shall be relieved of liability for the tax if the transferee furnishes to such person an affidavit that the transferee is not a disqualified organization and, at the time of transfer, such person does not have actual knowledge that the affidavit is false; and (iv) that the Class R Certificates may be a “noneconomic residual interest” within the meaning of Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, if a significant purpose of the transfer was to enable the transferor to impede the assessment or collection of tax.

3.

That the Investor is aware of the tax imposed on a “pass-through entity” holding the Class R Certificates if at any time during the taxable year of the pass-through entity a disqualified organization is the record holder of an interest in such entity. (For this purpose, a “pass through entity” includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives.)

4.

That the Investor is aware that the Trustee will not register the Transfer of the Class R Certificates unless the transferee, or the transferees' agent, delivers to it an affidavit and agreement, among other things, in substantially the same form as this affidavit and agreement. The Investor expressly agrees that it will not consummate any such transfer if it knows or believes that any of the representations contained in such affidavit and agreement are false.

5.

The Investor's Taxpayer Identification Number is [_________________].

6.

That no purpose of the Investor relating to the purchase of the Class R Certificates by the Investor is or will be to enable the transferor to impede the assessment or collection of tax within the meaning of Treasury Regulation 1.860E-1(c).

7.

That the Investor has no present knowledge or expectation that it will be unable to pay any United States taxes owed by it so long as any of the Class R Certificates remain outstanding and that it intends to pay such taxes as they become due.

8.

The Investor hereby agrees to cooperate with the Depositor and to take any action required of it by the Code or Treasury regulations thereunder (whether now or hereafter promulgated) in order to create or maintain the REMIC status of each REMIC created under the Pooling and Servicing Agreement.

9.

The Investor as transferee of the Class R Certificates has represented to the transferor that, if the Class R Certificates constitute a noneconomic residual interest, the Investor (i) understands that as holder of a noneconomic residual interest it may incur tax liabilities in excess of any cash flows generated by the interest, and (ii) intends to pay taxes associated with its holding of the Class R Certificates as they become due.

IN WITNESS WHEREOF, the Investor has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its [Title of Officer] and its corporate seal to be hereunto attached, attested by its [Assistant] Secretary, this ___ day of __________, 2004.

[NAME OF INVESTOR]

By:_______________________________

[Name of Officer]

[Title of Officer]

[Corporate Seal]

Attest:

_____________________________

[Assistant] Secretary

Personally appeared before me the above-named [Name of Officer], known or proved to be the same person who executed the foregoing instrument and to be the [Title of Officer] of the Investor, and acknowledged to me that he executed the same as his free act and deed and the free act and deed of the Investor.

Subscribed and sworn before me this __ day of ____________, 2004.

__________________________

NOTARY PUBLIC

COUNTY OF ____________________

STATE OF ______________________

My commission expires the _ day of _______________, 20__.

EXHIBIT I-1

FORM OF CERTIFICATE REGARDING TRANSFER
(ACCREDITED INVESTOR)
[DATE]

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004
Attention:  Centex Home Equity Loan Trust 2004-D

Attention: Advanced Structured Products Services

Re:

Centex Home Equity Loan Trust 2004-D,
Centex Home Equity Loan Asset-Backed Certificates, Class ___

(“Certificates”)

Gentlemen:

In connection with our purchase on the date hereof of the above-referenced Certificates from ___________________ (“Seller”), [PURCHASER] (the “Purchaser”) hereby certifies that:

1.

The Purchaser is acquiring the Certificates for [investment purposes only for]1 the Purchaser’s own account and not with a view to or for sale or transfer in connection with any distribution thereof in any manner which would violate Section 5 of the Securities Act of 1933, as amended (the “Act”), provided that the disposition of its property shall at all times be and remain within its control;

2.

The Purchaser understands that the Certificates have not been and will not be registered under the Act and may not be resold or transferred unless they are (a) registered pursuant to the Act or (b) sold or transferred in transactions which are exempt from registration;

3.

The Purchaser has received a copy of the Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) pursuant to which the Certificates were issued, and such other documents and information concerning the Certificates and the home equity loans in which the Certificates represent interests which it has requested;

4.

The Purchaser believes it has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates and that it is able to bear the economic risks of such an investment;

______________________

1

Not required if the Purchaser is a broker/dealer.

5.

The Purchaser (i) is not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) nor is acting for, on behalf or with the assets of, any such plan for arrangement (collectively, a “Benefit Plan Investor”) to effect such purchase, (ii) if the Class X-IO or Class R Certificate has been the subject of an ERISA-Qualifying Underwriting (as defined in the Pooling and Servicing Agreement), the purchaser is an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) is delivering herewith an Opinion of Counsel, acceptable to and in form and substance satisfactory to the Trustee, which Opinion of Counsel shall not be at the expense of either the Trustee, the Depositor, the Servicer or the Trust, to the effect that the purchase or holding of any Class X-IO or Class R Certificates will not result in a prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, and will not subject any of the above parties or the Trust to any obligation or liability in addition to those expressly undertaken under the Pooling and Servicing Agreement.  Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate to or on behalf of any Plan without the delivery to the Trustee of an Opinion of Counsel as described above shall be null and void and no effect;

6.

If the Purchaser sells any of the Certificates, it will (i) obtain from any investor that purchases any Certificate from it a letter substantially in the form of Exhibit I-1 or I-2 to the Pooling and Servicing Agreement and (ii) to the extent required by the Pooling and Servicing Agreement, cause an Opinion of Counsel to be delivered, addressed and satisfactory to the Seller and the Trustee, to the effect that such sale is in compliance with all applicable federal and state securities laws; and

7.

For purposes of the Certificate Register, its address, including telecopier number and telephone number, is as follows:

____________________________________

____________________________________

____________________________________

____________________________________

telecopier: ___________________________

telephone: ___________________________

8.

The purchase of the Certificates by the Purchaser does not violate the provisions of the first sentence of Section 5.08(c) of the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, the Purchaser has caused this letter to be executed by its signatory, duly authorized, as of the date first above written.

[PURCHASER]

By:

______________________________

Name:

______________________________

Title:

______________________________

EXHIBIT I-2

FORM OF CERTIFICATE REGARDING TRANSFER
(Rule 144A)
[Date]

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004
Attention:  Centex Home Equity Loan Trust 2004-D

Attention: Advanced Structured Products Services

Re:

Centex Home Equity Loan Trust 2004-D,
Centex Home Equity Loan Asset-Backed Certificates,
Class ___-_____ (“Certificates”)

Dear Gentlemen or Ladies:

In connection with our purchase on the date hereof of the above-referenced Certificates from ______________________ (“Seller”), we hereby certify that:

1.

We are acquiring the Certificates for our own account for investment and not with a view to or for sale or transfer in connection with any distribution thereof in any manner which would violate the Securities Act of 1933, as amended (the “Act”), provided that the disposition of our property shall at all times be and remain within our control;

2.

We understand that the Certificates have not been and will not be registered under the Act and may not be resold or transferred unless they are (a) registered pursuant to the Act or (b) sold or transferred in transactions which are exempt from registration;

3.

We have received a copy of the Pooling and Servicing Agreement dated as of September 1, 2004 (the “Pooling and Servicing Agreement”) pursuant to which the Certificates are being sold, and such other documents and information concerning the Certificates and the home equity loans in which the Certificates represent interests which we have requested;

4.

We believe we have such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Certificates and that we are able to bear the economic risks of such an investment;

5.

If we sell any of the Certificates, at our option, we will either (i) obtain from any institutional investor that purchases any Certificate from us a certificate containing the same representations, warranties and agreements contained in the foregoing paragraphs 1 through 4 and this paragraph 5 or (ii) deliver an Opinion of Counsel to such institutional investor, addressed and satisfactory to the Seller and the Trustee, to the effect that such sale is in compliance with all applicable federal and state securities laws;

6.

We are acquiring the Certificates for our own account and the source of funds we (i) are not an employee benefit plan or other retirement arrangement subject to Section 406 of the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) to Section 4975 of the Internal Revenue Code of 1986, as amended (the “Code”) nor are acting for, on behalf or with the assets of, any such plan for arrangement (collectively, a “Benefit Plan Investor”) to effect such purchase, (ii) if the Class X-IO or Class R Certificate has been the subject of an ERISA-Qualifying Underwriting (as defined in the Pooling and Servicing Agreement), we are an insurance company which is purchasing such Certificate with funds contained in an “insurance company general account” (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 (“PTCE 95-60”)) and that the purchase and holding of such Certificate are covered under Sections I and III of PTCE 95-60 or (iii) are delivering herewith an Opinion of Counsel, acceptable to and in form and substance satisfactory to the Trustee, which Opinion of Counsel shall not be at the expense of either the Trustee, the Depositor, the Servicer or the Trust, to the effect that the purchase or holding of any Class X-IO or Class R Certificates will not result in a prohibited transaction under Section 406 of ERISA and/or Section 4975 of the Code, and will not subject any of the above parties or the Trust to any obligation or liability in addition to those expressly undertaken under the Pooling and Servicing Agreement.  Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate to or on behalf of any Plan without the delivery to the Trustee of an Opinion of Counsel as described above shall be null and void and no effect;

7.

For purposes of the Certificate Register, our address, including telecopier number and telephone number, is as follows:

____________________________________

____________________________________

____________________________________

____________________________________

telecopier: ___________________________

telephone: ___________________________

8.

If we sell any of the Certificates, we will obtain from any purchaser from us the same representations contained in the foregoing paragraph 6 and this paragraph 8; and

9.

Our purchase of the Certificates does not violate the provisions of the first sentence of Section 5.08(c) of the Pooling and Servicing Agreement.

IN WITNESS WHEREOF, we have signed this certificate as of the date first written above.

By:

__________________________________

Name:

Title:

EXHIBIT J

HOME EQUITY LOANS WITH DOCUMENT EXCEPTIONS

Loan Number	Borrower Name	Original Loan Amount	Exception

EXHIBIT K

[RESERVED]

EXHBIT L

[RESERVED]

EXHIBIT M

FORM OF LETTER REGARDING REPORTING OBLIGATIONS UNDER THE SECURITIES EXCHANGE ACT OF 1934
________, 200_

JPMorgan Chase Bank
4 New York Plaza, 6th Floor
New York, New York  10004
Attention:  Centex Home Equity Loan Trust 2004-D

Re:

Centex Home Equity Loan Trust 2004-D,
Centex Home Equity Loan Asset-Backed Certificates,
Series 2004-D

Ladies and Gentlemen:

Pursuant to and in reference to Section 7.09(c) of the Pooling and Servicing Agreement dated as of September 1, 2004 relating to the above referenced Certificates, please note the following:

(a)

CIK Number for Centex Home Equity Loan Trust 2004-D (the “Trust”):

(b)

CCC for the Trust:

In order to comply with the reporting obligations for the Trust under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), the Trustee must file within 15 days following each Distribution Date a copy of the report distributed by the Trustee to the Certificateholders in a current report on Form 8-K. Such reports provide all current information ordinarily of interest to the Certificateholders.  The Trustee must also report on a current report on Form 8-K any significant occurrences during the reporting period that would be reportable under Item 1, Item 2, Item 4 and Item 5.  In addition, the Trustee should cause the filing of an annual report on Form 10-K within 90 days following the end of the Trust’s fiscal year containing the following information:

Part I, Item 3.

A description of any material pending litigation;

Part I, Item 4.

A description of any matters submitted to vote of Certificateholders;

Part II, Item 5.

A statement of the number of Certificateholders and the principal market, if any, in which the Certificates trade;

Part II, Item 9.

A statement as to any changes in or disagreements with the independent public accountants for the Trust;

Part IV, Item 14.

A copy of the annual certificate of compliance by an officer of the Servicer and any Subservicer, and the audit of the servicing by the independent accounting firm.

The Trustee shall timely file the Form 10-K, and the Trustee should file a Form 15 in accordance with Section 7.09(c) of the Pooling and Servicing Agreement, deregistering the Trust and terminating the reporting obligations under the Exchange Act.

All filings must be made through the Edgar System and all acceptance slips from the filings should be saved as they will be needed for the annual certificate.

CHEC FUNDING, LLC

By:

______________________________

Name:

Title:

EXHIBIT N

REQUEST FOR RELEASE OF DOCUMENTS

___________________,

TO:

•

Re:

Custodial Agreement, dated as of September 1, 2004, by and among JPMorgan Chase Bank, not individually, but solely as trustee (the “Trustee”), Centex Home Equity Company, LLC (the “Servicer”) and J.P. Morgan Trust Company, National Association (together with any successor in interest or any successor appointed hereunder, the “Custodian”).

In connection with the administration of Home Equity Loans held by you as Custodian for the Trustee, we request the release, and acknowledge receipt, of the Note for the Home Equity Loan described below, for the reason indicated.  The Servicer hereby acknowledges that the Note or other documents released will be held by it in trust for the benefit of the Trustee on behalf of the Trust.  The Servicer agrees that it will return to the Custodian the Note and other documents when its need for such Note or other documents no longer exists but in any event within any time period required by the Pooling and Servicing Agreement.

Mortgagor’s Name, Address and Zip Code:

Home Equity Loan Number:

Reason for Requesting Document: (check one)

__

1.

Home Equity Loan Paid in Full.

(The Servicer hereby certifies that all amounts received in connection therewith have been finally received by and credited to the Trust as required by the Pooling and Servicing Agreement and Custodial Agreement).

__

2.

Home Equity Loan Repurchased.

(The Servicer hereby certifies that the repurchase price has been finally received by and credited to the Trust as required by the Pooling and Servicing Agreement and Custodial Agreement).

__

3.

Mortgage Loan Liquidation by

(The Servicer hereby certifies that all proceeds of foreclosure, insurance or other liquidation have been finally received and credited to the Trust as required by the Pooling and Servicing Agreement and the Custodial Agreement).

__

4.

Mortgage Loan in Foreclosure.

__

5.

Other (explain)

If box 1, 2 or 3 above is checked, and if the Note was previously released to us, please release to us our previous receipt on file.

If box 4 or 5 above is checked, upon our return of the Note to you as Custodian, please acknowledge your receipt by signing in the space indicated below, and returning this form.

[Servicer]

____________________________________

Name:

Title:

Documents returned to Custodian:

[J.P. MORGAN TRUST COMPANY, NATIONAL ASSOCIATION]

____________________________

Name:

EXHIBIT O

FORM OF CERTIFICATION
PROVIDED BY THE SERVICER WITH FORM 10-K

Re:

Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Series 2004-D

I, ____________, the senior officer of Centex Home Equity Company, LLC (the “Servicer”) in charge of servicing, certify that:

1.

I have reviewed this annual report on Form 10-K, and all reports on Form 8-K containing distribution or servicing reports filed in respect of periods included in the year covered by this annual report, of Centex Home Equity Loan Trust 2004-D (the “Trust”);

2.

Based on my knowledge, the information in these reports, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by this annual report;

3.

Based on my knowledge, the distribution or servicing information required to be provided to the Trustee by the Servicer under the Trust’s Pooling and Servicing Agreement, for inclusion in these reports is included in these reports;

4.

I am responsible for reviewing the activities performed by the Servicer under the Trust’s Pooling and Servicing Agreement, and based upon my knowledge and the annual compliance review required under the Trust’s Pooling and Servicing Agreement, and except as disclosed in the reports, the Servicer has fulfilled its obligations under the Trust’s Pooling and Servicing Agreement; and

5.

The reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Trust’s Pooling and Servicing Agreement, that is included in these reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Pooling and Servicing Agreement (the “Pooling and Servicing Agreement”), dated September 1, 2004, among CHEC Funding, LLC, as depositor, Centex Home Equity Company, LLC, as Seller and Servicer, Harwood Street Funding II, LLC, as Conduit Seller, and JPMorgan Chase Bank, as Trustee.

CENTEX HOME EQUITY COMPANY, LLC

By:

Name:

Title:

Date:

EXHIBIT P

FORM OF CERTIFICATION
PROVIDED TO DEPOSITOR AND SERVICER BY THE TRUSTEE

Re:

Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Series 2004-D

I, [identify the certifying individual], a [title] of JPMorgan Chase Bank, as trustee (the “Trustee”), hereby certify to CHEC Funding, LLC, as depositor (the “Depositor”), and Centex Home Equity Company, LLC, as servicer (the “Servicer”), and their officers, directors and affiliates, with the knowledge and intent that they will rely upon this certificate, that:

1.

I have reviewed the annual report on Form 10-K for the fiscal year ended December 31, 200_, and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by the annual report, of the Centex Home Equity Loan Trust 2004-D (the “Trust”);

2.

Based on my knowledge, the information in these distribution reports prepared by the Trustee, taken as a whole, does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading as of the last day of the period covered by that annual report; and

3.

Based on my knowledge, the distribution information required to be provided by the Trustee under the Trust’s Pooling and Servicing Agreement for inclusion in these distribution reports is included in these distribution reports.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Trust’s Pooling and Servicing Agreement, dated September 1, 2004, among the Depositor, Centex Home Equity Company, LLC, as Seller and Servicer, Harwood Street Funding II, LLC, as Conduit Seller, and the Trustee.

JPMORGAN CHASE BANK, as Trustee

By:

Name:

Title:

Date:

EXHIBIT Q

FORM OF CERTIFICATION PROVIDED TO DEPOSITOR AND TRUSTEE BY SERVICER

Re:

Centex Home Equity Loan Trust 2004-D, Centex Home Equity Loan Asset-Backed Certificates, Series 2004-D

I, [identify the certifying individual], the senior officer of Centex Home Equity Company, LLC (the “Servicer”) in charge of servicing, hereby certify to CHEC Funding, LLC (the “Depositor”), and its officers, directors and affiliates, and to JPMorgan Chase Bank (the “Trustee”), and its officers, directors and affiliates, with the knowledge and intent that they will rely upon this certificate, that:

1.

I have reviewed the annual report on Form 10-K for the fiscal year ended December 31, 200_, and all reports on Form 8-K containing distribution reports filed in respect of periods included in the year covered by the annual report, of the Centex Home Equity Loan Trust, 2004-D (the “Trust”);

2.

I am responsible for reviewing the activities performed by the Servicer under the Trust's Pooling and Servicing Agreement, and based upon my knowledge, except as disclosed in the reports, the Servicer has fulfilled its obligations under the Trust's Pooling and Servicing Agreement; and

3.

The reports disclose all significant deficiencies relating to the Servicer's compliance with the minimum servicing standards based upon the latest report provided by an independent public accountant, after conducting a review in compliance with the Uniform Single Attestation Program for Mortgage Bankers or similar procedure, as set forth in the Trust's Pooling and Servicing Agreement.

Capitalized terms used but not defined herein have the meanings ascribed to them in the Trust’s Pooling and Servicing Agreement, dated September 1, 2004, among the Depositor, Centex Home Equity Company, LLC as Seller and Servicer, Harwood Street Funding II, LLC, as Conduit Seller, and the Trustee.

CENTEX HOME EQUITY

COMPANY, LLC

By:

Name:

Title:

Date:

EXHIBIT R

CAP AGREEMENTS

[TO BE PROVIDED]